UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                 placeCityWashington, StateD.C. PostalCode20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             JUNE 30, 2006
                                                        -----------------------
                             CHAAS ACQUISITIONS, LLC
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                      333-106356                41-2107245
   State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
          of Organization)                                   Identification No.)

                           12900 HALL ROAD, SUITE 200
                        STERLING HEIGHTS, MICHIGAN 48313

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (586) 997-2900
                        (Registrant's telephone number,
                              including area code)
                                       N/A
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENTS

     On June 30, 2006, Advanced Accessory Systems, LLC ("AAS"), AAS Capital Corporation ("AAS Capital") and Advanced Accessory Holdings Corporation ("Holdings" and together with AAS and AAS Capital, the "Companies") announced that, in connection with the previously announced tender offers to purchase any and all of the outstanding 10 3/4% Senior Notes due 2011 of AAS and AAS Capital and 13 1/4% Senior Discount Notes due 2011 of Holdings, the Companies are extending the Expiration Time of the tender offers until 11:59 p.m., New York City time, on August 10, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

         Exhibit No.               Description
         ----------                -----------------------------------
              99.1                 Press release, dated June 30, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHAAS ACQUISITIONS, LLC
                                            (Registrant)


Date:  June 30, 2006                         By: /s/ Ronald J. Gardhouse
                                                 ------------------------------
                                                 Ronald J. Gardhouse
                                                 Executive Vice President,
                                                 Chief Financial Officer and
                                                 Controller